UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ART’S-WAY MANUFACTURING CO., INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ART’S-WAY MANUFACTURING CO., INC.
5556 Highway 9
Armstrong, Iowa, 50514-0288
Ph:  (712) 864-3131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, APRIL 30, 2009

To our Stockholders:

The 2009 Annual Meeting of the Stockholders (the “2009 Annual Meeting”) of Art’s-Way Manufacturing Co., Inc. (the “Company”) will be held on Thursday, April 30, 2009, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288.  Registration for the 2009 Annual Meeting will begin at 9:45 a.m.  Central Daylight Savings Time (“CDST”).  The 2009 Annual Meeting will commence at approximately 10:00 a.m. CDST.  The purposes of the 2009 Annual Meeting are to:

(1)	Elect seven (7) directors to our Board of Directors to serve until the next annual meeting of stockholders or until such time as their successor are elected and qualified;
(2)	To consider and vote upon a proposal to ratify the appointment of Eide Bailly LLP as independent public accountant of the Company for the 2009 fiscal year; and
(3)	To transact such other business as may properly come before the 2009 Annual Meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the 2009 Annual Meeting on the date specified above, or on any date or dates to which the 2009 Annual Meeting may be adjourned.  The Board of Directors is not aware of any other business to come before the 2009 Annual Meeting.  The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”).  If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call the Company at (712) 864-3131.

Only stockholders that were listed on the Company’s records at the close of business on Friday, March 20, 2009, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2009 Annual Meeting and to vote at the 2009 Annual Meeting and any adjournments thereof.  The stock transfer books of the Company will not be closed.

All stockholders of record are cordially invited to attend the 2009 Annual Meeting in person.  However, to assure the presence of a quorum, the Board of Directors requests that you promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, whether or not you plan to attend the 2009 Annual Meeting.  The proxy is revocable and will not be used if you attend and vote at the 2009 Annual Meeting in person or otherwise provide notice of your revocation.  Please mail your executed proxy card to the Company’s stock transfer agent in the enclosed envelope.

By order of the Board of Directors,

J. Ward McConnell, Jr.
Executive Chairman of the Board and Director
Armstrong, Iowa
March 30, 2009

IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM.  AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

ART’S-WAY MANUFACTURING CO., INC.
5556 Highway 9
Armstrong, Iowa, 50514-0288
Ph:  (712) 864-3131

Proxy Statement
2009 Annual Meeting of Stockholders
Thursday, April 30, 2009
10:00 a.m. CDST

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Art’s-Way Manufacturing Co., Inc., a Delaware corporation (the “Company”), for use at the 2009 Annual Meeting of Stockholders of the Company to be held on Thursday, April 30, 2009 (the “2009 Annual Meeting”), and at any adjournment thereof.  The 2009 Annual Meeting will be held at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288.  Registration for the 2009 Annual Meeting will begin at approximately 9:45 a.m. Central Daylight Savings Time (“CDST”).  The 2009 Annual Meeting will commence at approximately 10:00 a.m. CDST.  This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter.  Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about March 30, 2009.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 30, 2009:
The Proxy Statement, Proxy Card, and Annual Report on Form 10-K are available at
http://www.artsway-mfg.com/investor-relations/

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:
The Company is soliciting your proxy vote at the 2009 Annual Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Friday, March 20, 2009, the record date for the meeting, and are therefore entitled to vote at the 2009 Annual Meeting.

Q:	What is a proxy?

A:
A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf.  By completing and returning the enclosed proxy card, you are giving J. Ward McConnell, Jr. and David R. Castle, the proxies, the authority to vote your shares of common stock at the 2009 Annual Meeting in the manner you indicate on your proxy card. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2009 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2009 Annual Meeting?

A:
The 2009 Annual Meeting will be held on Thursday, April 30, 2009, at the offices of the Company, located at 5556 Highway 9, Armstrong, Iowa, 50514-0288.  Registration for the meeting will begin at approximately 9:45 a.m. CDST.  The 2009 Annual Meeting will commence at approximately 10:00 a.m. CDST.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the seven (7) directors named in the Proxy Statement;
•	Proposal 2 — The ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2009 fiscal year.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR the election of its seven director nominees (see Proposal 1);
•	FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2009 fiscal year (see Proposal 2).

Q:	How many votes do I have?

A:
On any matter which may properly come before the 2009 Annual Meeting, each stockholder entitled to vote thereon will have one (1) vote for each share of common stock owned of record by such stockholder as of the close of business on Friday, March 20, 2009.

Q:	How many shares of common stock may vote at the 2009 Annual Meeting?

A:
At the close of business on Friday, March 20, 2009, there were 3,986,352 outstanding shares of common stock.  This means that there may be 3,986,352 votes on any matter presented at the 2009 Annual Meeting.  All references to shares and stock prices in this Proxy Statement have been adjusted to reflect our 2-for-1 stock split on July 9, 2008.

Q:	What vote is required to approve each of the Proposals?

A:
Proposal 1 – Election of Directors — With respect to the election of directors, the seven (7) nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2009 Annual Meeting.  Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors.

Stockholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that stockholders will not be able to cast all of their votes for a single director nominee.  The cumulative voting method would entitle a stockholder to multiply the number of shares owned of record by such stockholder by the number of director positions being voted upon and then cast a number of votes equal to such total for only one nominee.  Instead, stockholders will only be able to cast one vote per share owned of record for each director nominee (up to seven nominees) at the 2009 Annual Meeting.  Accordingly, a holder of 100 shares will only be able to cast 100 shares for each nominee (up to the number of directorships up for election) and will not instead be able to cast 700 shares for a single nominee (or distribute votes in any other manner).

Proposal 2 – Ratification of the Appointment of Eide Bailly LLP as the Company’s Registered Independent Public Accountant — Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of common stock represented at the 2009 Annual Meeting (whether in person or by proxy) and entitled to vote on the matter will result in the stockholders’ ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2009 fiscal year.

Q:	What constitutes a quorum?

A:
Transaction of business may occur at the 2009 Annual Meeting if a quorum is present.  The presence in person or by proxy of stockholders holding at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum.  On Friday, March 20, 2009, the Company had 3,986,352 issued and outstanding shares of common stock and, therefore, the presence of 1,993,177 shares will constitute a quorum for the transaction of business on Proposal 1 and 2.  If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2009 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of broker non-votes and abstentions?

A:
Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters and only with stockholder direction on other matters.  When the stock broker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Abstentions and broker non-votes will be counted for purposes of determining whether a sufficient number of the outstanding shares of common stock are represented to establish a quorum at the 2009 Annual Meeting.  Abstentions as to a particular proposal will also be deemed present but will not be deemed to have voted in favor of that proposal, and will therefore  have the same effect as a vote against any proposal other than the election of directors.  Shares covered by a broker non-vote will not be counted for purposes of calculating the vote required for approval of a proposal, and will therefore have no effect on the outcome.  Neither abstentions nor broker non-votes will be counted for purposes of determining the number of votes cast in the election of directors.

Q:	How do I vote my shares?

A:
Shares of common stock can be voted only if the stockholder of record is present at the 2009 Annual Meeting, either in person or by proxy.  Stockholders of record may vote using either of the following methods:

•
Proxy Card.  The enclosed proxy card is a means by which a stockholder may authorize the voting of his, her, its or their shares of common stock at the 2009 Annual Meeting.  The shares of common stock represented by each properly executed proxy card will be voted at the 2009 Annual Meeting in accordance with the stockholder’s directions.  The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card.  After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, American Stock Transfer and Trust Company, in the enclosed envelope.  If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors and FOR the ratification of the appointment of Eide Bailly LLP as the Company’s independent public accountant for the 2009 fiscal year.

•	In person at the 2009 Annual Meeting. All stockholders of record as of Friday, March 20, 2009 may vote in person at the 2009 Annual Meeting.

You are a “street name” holder rather than a “stockholder of record” if your shares are held in the name of a stock broker, bank, trust or other nominee as a custodian.

Q:	Can I change my vote after I have mailed in my proxy card?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2009 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2009 Annual Meeting;
•	Returning a later-dated signed proxy card; or
•	Giving personal or written notice of the revocation to the Company’s President and Chief Executive Officer, Carrie Majeski, at the commencement of the 2009 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that  nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:
If you do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors.  You may wish to vote for less than seven (7) director candidates.  In such case, your shares will only be voted for the director candidate(s) you have selected.  If you mark contradicting choices on the proxy card, such as both for and against a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you do not mark a choice with respect to the approval of any proposal other than the election of directors, then the proxies solicited by the Board of Directors will be voted FOR the approval of such proposal.  If you mark contradicting choices on your proxy card, such as a mark both for and against the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:	Who can attend the 2009 Annual Meeting?

A:	All stockholders of record as of the close of business on Friday, March 20, 2009, may attend the 2009 Annual Meeting.

Q:	What is the record date for the 2009 Annual Meeting?

A:	The Board of Directors has fixed Friday, March 20, 2009, as the record date.

Q:	Who will count the votes?

A:
All proxies submitted to the Company will be tabulated by our stock transfer agent, American Stock Transfer and Trust Company.  All shares voted by stockholders of record present in person at the 2009 Annual Meeting will be tabulated by the Company’s Director of Finance, Amber Murra.

Q:	Who is paying for this proxy solicitation?

A:
The entire cost of this proxy solicitation will be borne by the Company.  The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:
Seven directors will stand for election at the 2009 Annual Meeting of Stockholders.  Nominations for director are made by the Board of Directors.  Stockholders may nominate a candidate for director by following the procedures explained below in this Proxy Statement under “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission.

Q:	What is a stockholder proposal?

A:
A stockholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the stockholders.  Your proposal should state as clearly as possible the course of action that you believe the Company should follow.  If your proposal is included in the Company’s proxy statement, then the Company must also provide the means for stockholders to vote on the matter via the proxy card.  The deadlines and procedures for submitting stockholder proposals for the 2010 Annual Meeting are explained in the following question and answer.  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are stockholder proposals and director nominations due for the 2010 Annual Meeting?

A:
In order to be considered for inclusion in next year’s proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than November 30, 2009 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement).  The Company suggests that proposals for the 2010 Annual Meeting of Stockholders be submitted by certified mail, return receipt requested.  The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Exchange Act of 1934.

Stockholders who intend to present a proposal or director nomination at the 2010 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must provide the Company notice of such proposal no later than February 12, 2010 (approximately 45 days prior to the one year anniversary of the mailing of this proxy statement).  The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If the Company does not receive notice of a stockholder proposal intended to be submitted to the 2010 Annual Meeting of Stockholders by February 12, 2010, the persons named in this Proxy Statement and on the proxy card accompanying the notice of meeting may vote on any such proposal in their discretion.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently composed of seven directors.  Seven directors will be elected at the 2009 Annual Meeting to hold office until the 2010 Annual Meeting of Stockholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws.  All seven of the nominees named herein are presently serving as members of the Board of Directors.  The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected.  If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

The seven nominees receiving the highest number of affirmative votes cast will be elected as directors.  Except as otherwise directed on the proxy cards, the proxies will vote all valid proxies for the seven nominees identified below.

Nominees for Election as Directors at the 2009 Annual Meeting

The Board of Directors has recommended the following persons as nominees for election as directors at the 2009 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director

J. Ward McConnell, Jr.	77	1996
Marc H. McConnell	30	2001
Thomas E. Buffamante	56	2003
David R. Castle	59	2000
Fred W. Krahmer	39	2006
James Lynch	63	2006
Douglas McClellan	58	1987

Certain biographical information relating to each of the director nominees is set forth below:

J. WARD McCONNELL, JR., Executive Chairman of the Board, Director, Age 77.  Mr. McConnell has been a private investor for more than nine years.  Mr. McConnell was a director from 1996 to 2001 and returned and has served since February 2002.  Our Executive Vice Chairman and director, Marc H. McConnell, is the son of Mr. McConnell.  Mr. McConnell has been the Executive Chairman of the Board of Directors since 2001 and currently resides in Fort Myers, Florida.

MARC H. McCONNELL, Executive Vice Chairman of the Board, Director, Age 30.  Mr. McConnell has served as President of Babcock Co., Inc., of Bath, New York since July 2001.  He has also served as President of Bauer Corporation of Wooster, Ohio since 2004 and as a director of Mountain Aircraft Services of Kinston, North Carolina since 2003.  He has served as a director of the American Ladder Institute since 2004 and was named president of the American Ladder Institute in 2006.  Mr. McConnell is also vice president of Adamson Global Technology Corporation, of Chester, Virginia, a manufacturer of steel tanks, heat exchangers, and pressure vessels, a position he has held since 2005.  Mr. McConnell was also named a director of the Farm Equipment Manufacturers Association in October 2007.  Mr. McConnell was appointed to the Board of Directors in July 2001 and has served as Executive Vice Chairman of the Board of Directors since January of 2008.  He is the son of our Executive Chairman and director, J. Ward McConnell, Jr., and currently resides in Greenville, North Carolina.

THOMAS E. BUFFAMANTE, Director, Age 56.  Mr. Buffamante is a Certified Public Accountant and Director of Buffamante Whipple Buttafaro, P.C., where he has been a director and shareholder of the firm since 1981.  Mr. Buffamante has been a director since 2003 and currently resides in Great Valley, New York.

DAVID R. CASTLE, Director, Age 59.  Mr. Castle is the retired Director of Operations Worldwide for Avery Weigh-Tronix.  Mr. Castle serves as the Chairman of our Compensation and Stock Option Committee and Chairman of the Audit Committee.  Mr. Castle has been a director since 2000 and currently resides in Ontario, Canada.

FRED W. KRAHMER, Director, Age 39.  Mr. Krahmer has been a practicing attorney with Krahmer & Nielsen, PA, since 1997, specializing in agricultural, real estate and estate planning law.  He is also active in managing his family’s farming operations based in Martin County, Minnesota.  Mr. Krahmer is a director of Profinium Financial, a banking institution based in southern Minnesota.  He is also a member of our Compensation and Stock Option Committee and Audit Committee.  Mr. Krahmer has been a director since 2006 and currently resides in Fairmont, Minnesota.

JAMES LYNCH, Director, Age 63.  Mr. Lynch served as the Chief Executive Officer and General Manager of Rydell Chevrolet from 1989 through 1998.  He was named President of Rydell Enterprises in 1999 and became Secretary-Treasurer of Rydell Development in 2001.  He is an owner of automobile dealerships in the Midwest and West Coast.  Mr. Lynch has been a director since 2006 and currently resides in Chatsworth, California.

DOUGLAS McCLELLAN, Director, Age 58.  Mr. McClellan currently serves as President of Filtration Unlimited of Akron, New York, where he has held various positions for over six years.  He is a member of our Compensation and Stock Option Committee and Audit Committee.  Mr. McClellan has been a director since 1987 and currently resides in Clarence, New York.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of common stock present at the 2009 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director.  The seven nominees receiving the greatest number of votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE FOR THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Board of Directors, acting on the recommendation of the Company’s Audit Committee, has selected Eide Bailly LLP as the Company’s registered independent public accountant for the fiscal year ending November 30, 2009 (the “2009 fiscal year”).  Eide Bailly LLP has been the Company’s registered independent public accountant since July 2006.  The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of Eide Bailly LLP is expected to be present at the 2009 Annual Meeting of Stockholders.  Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding preparation of the financial statements.

Audit Fees

The following table presents fees for professional services billed by Eide Bailly LLP to the Company for the audit of the Company’s annual financial statements, the review of the Company’s interim financial statements, and related services for the fiscal years ended November 30, 2008, and November 30, 2007.

Category	Fiscal Year	Fees
Audit Fees(1)	2008	$65,175
	2007	80,115

Audit-Related Fees(2)	2008	$28,940
	2007	0

Tax Fees(3)	2008	$8,200
	2007	16,775

All Other Fees	2008	$0
	2007	0

(1)
Audit fees represent fees billed for each of the last two fiscal years for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s quarterly financial statements in connection with the filing of current and periodic reports.

(2)	Audit-related fees represent fees billed for review of the Company’s quarterly financial statements in connection with the filing of periodic reports.

(3)	Tax fees represent fees billed for each of the least two fiscal years for tax compliance, tax advice and tax planning which included preparation of tax returns.

Audit Committee Pre-Approval Policies and Procedures

Prior to engagement of Eide Bailly LLP as the Company’s principal registered independent public accountant to perform audit services for the Company, the principal accountant was pre-approved by the Audit Committee.  The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms of those services, to be performed for the Company by its independent auditor prior to engagement.  One hundred percent (100%) of the audit services, audit-related services and tax-related services referenced above were pre-approved by our Audit Committee.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the stockholders holding a majority of the shares of common stock represented at the 2009 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S REGISTERED INDEPENDENT PUBLIC ACCOUNTANT.

CORPORATE GOVERNANCE

Our Board of Directors has seven members:  Thomas E. Buffamante, David R. Castle, Fred W. Krahmer, James Lynch, Douglas McClellan, J. Ward McConnell, Jr. and Marc H. McConnell.  All of our Directors are “independent” within the definition provided by NASDAQ Rule 4200, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell.  The Board has determined that J. Ward McConnell, Jr. is not independent due to his receipt of payments from the Company as compensation for services he has provided as Executive Chairman and the personal guarantees that he previously executed in connection with the Company’s credit facilities with West Bank of West Des Moines, Iowa.  The Board further determined that Marc H. McConnell is not independent due to his familial relationship with J. Ward McConnell, Jr.

The Board of Directors held nine meetings during the 2008 fiscal year.  Each director attended at least 75% of the total number of Board meetings held while the director served during the 2008 fiscal year and the total number of meetings held by all committees of the Board of Directors on which the director served, if any, during the 2008 fiscal year.  The Board of Directors encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy.  The Company’s last annual meeting of the stockholders held on April 24, 2008 was attended by all of our directors.

The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.  The Board of Directors as a whole functions as the Company’s Nominating Committee.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls.  The Audit Committee evaluates the independence of the Company’s independent auditor, recommends selection of the Company’s independent auditor to the Board of Directors, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor.  The Audit Committee has recommended to the Board of Directors the appointment of Eide Bailly LLP to serve as the Company’s independent auditor for the 2009 fiscal year.

The Audit Committee operates under a written charter approved and adopted by the Board of Directors, a copy of which was attached as Appendix 2 to last year’s proxy statement for the 2008 Annual Meeting.  Under the charter, the Audit Committee must be comprised of not less than three members of the Board of Directors and its composition must otherwise satisfy NASDAQ requirements applicable to audit committees.  The Company’s Audit Committee is comprised of David R. Castle, Douglas McClellan and Fred W. Krahmer, all of whom have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ Rules 4200 and 4350(d).  The Board has determined that Mr. Castle is an “audit committee financial expert” as defined by applicable SEC regulations.  The Audit Committee held seven meetings during the 2008 fiscal year.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended November 30, 2008.  The Audit Committee has discussed with Eide Bailly LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with Eide Bailly LLP their independence from management and the Company.  The Audit Committee has considered whether the provision of services by Eide Bailly LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining Eide Bailly LLP’s independence, and has determined that they are compatible and do not impact Eide Bailly LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in our Annual Report on Form 10-K accompanying this Proxy Statement and filed with the Securities and Exchange Commission for the fiscal year ended November 30, 2008.

Audit Committee

David R. Castle, Chairman
Fred W. Krahmer
Douglas McClellan

Compensation and Stock Option Committee

The members of the Compensation and Stock Option Committee are David R. Castle, Fred W. Krahmer and Douglas McClellan, all of whom are independent within the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 4200.  It does not operate under a charter.  The Board has authorized the Compensation and Stock Option Committee to review and advise management on a broad range of compensation policies, such as salary ranges and incentive programs, for executive officers.  It is also responsible for recommending to the Board of Directors the base salaries, salary increases and other benefits for executive officers.  Additionally, the Compensation and Stock Option Committee administers the Company’s 2007 Employee Stock Option Plan and grants stock options pursuant to such plan.  Neither the Compensation and Stock Option Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors.  Because the Compensation and Stock Option Committee and the Board are comprised entirely of non-employee directors, executive officers do not have any role in determining or recommending the amount or form of executive officer or director compensation.  The Compensation and Stock Option Committee had two meetings during the 2008 fiscal year.  The report of the Compensation and Stock Option Committee is contained below under “EXECUTIVE COMPENSATION.”

Nominating Committee

The Board of Directors as a whole performs the functions of a Nominating Committee.  Each of our directors has been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ’s Corporate Governance Rule 4200, with the exception of J. Ward McConnell, Jr. and Marc H. McConnell for the reasons identified above.  Because the Board of Directors is comprised solely of persons who are not employees or officers of the Company and a majority of our directors are independent, the Board does not deem it necessary to have a separate Nominating Committee.  In accordance with NASDAQ requirements, all seven of the director nominees for the 2009 Annual Meeting were approved by a majority of the independent directors.  The Board of Directors met once during the 2008 fiscal year for the purpose of evaluating candidates for director nominees.

The principal purpose of the Board of Directors, acting as the Nominating Committee, is to identify and evaluate qualified individuals for membership on the Board of Directors.  The Board of Directors annually considers the size, composition and needs of the Board in evaluating director candidates and recommends director nominees for election at each annual meeting of stockholders.  The Board operates pursuant to Board resolutions, rather than a formal written charter, to carry out the nominations process.

Selection of Director Nominees

  In selecting nominees for directors, the Board of Directors, acting as the Company’s Nominating Committee, will consider all candidates submitted, including incumbent Board members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skills sets deemed appropriate by the Board of Directors to enact the mission and business purposes of the Company.  Currently, the Company does not engage any third parties, for a fee or otherwise, to identify or evaluate potential nominees.  The Board of Directors will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee.  No nominations for candidates were received from any holders of common stock for the 2009 Annual Meeting.

In order for a candidate to be considered for nomination by the Board of Directors, a stockholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the stockholder submitting the recommendation;
(2)	the number of shares of common stock of the Company owned by the stockholder submitting the recommendation;
(3)	the full name and address of the director candidate;
(4)	the age of the director candidate;
(5)	a five-year business history of the director candidate;
(6)	the amount of common stock of the Company owned by the director candidate;
(7)	any family relationships between the director candidate and any executive officer or current director of the Company;
(8)	any business transactions between the director candidate or the candidate’s business and the Company; and
(9)	a written consent of the director candidate to be named in the Company’s proxy statement and to serve as a director if elected.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company.  The Board of Directors may require the stockholder or nominee to furnish additional information to evaluate the nominee’s suitability.  In the event a stockholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

In order to be considered for inclusion in next year’s proxy statement, stockholder proposals, including director nominations, must be submitted in writing to the Company no later than November 30, 2009 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement).  Stockholders who intend to present a proposal or director nomination at the 2010 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must provide the Company notice of such proposal no later than February 12, 2010 (approximately 45 days prior to the one year anniversary of the mailing of this proxy statement).

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the CEO of the Company at the Company’s principal place of business at 5556 Highway 9, Armstrong, Iowa, 50514-0288.  The CEO of the Company will promptly send the communication to each member of the Board of Directors.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth the name and address of the persons known to the Company who beneficially own more than 5% of the issued and outstanding shares of common stock of the Company as of March 20, 2009.

Title of Class	Name of and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Common Stock	J. Ward McConnell, Jr. P.O. Box 6219 Kinston, NC 28501	1,542,991 shares(3)	38.71%

(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities.
(2)	Based on 3,986,352 shares issued and outstanding as of March 20, 2009.
(3)	Shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table shows certain information with respect to the Company’s common stock beneficially owned by directors and executive officers of the Company as of March 20, 2009.  The shares shown as beneficially owned include shares which executive officers and directors are entitled to acquire pursuant to outstanding stock options exercisable within 60 days of March 20, 2009.

Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
Thomas E. Buffamante	Director	15,000 shares	(3)	*
David R. Castle	Director	10,000 shares	(4)	*
Fred W. Krahmer	Director	5,586 shares	(4)	*
James Lynch	Director	9,600 shares	(3)	*
Douglas McClellan	Director	45,000 shares	(4)	1.13%
J. Ward McConnell, Jr.	Executive Chairman of the Board and Director	1,542,991 shares	(5)	38.71%
Marc H. McConnell	Executive Vice Chairman of the Board and Director	16,000 shares	(3)	*
Carrie Majeski	President and CEO	31,000 shares	(6)	*
Directors and Executive Officers as a Group (8 individuals)		1,675,177 shares		41.51%

*	Less than 1%
(1)	Beneficial ownership is determined in accordance with SEC rules and generally includes holding, voting and investment power with respect to the securities.
(2)	Based on 3,986,352 shares issued and outstanding as of March 20, 2009.
(3)	Includes 2,000 shares which can be purchased within 60 days of March 20, 2009 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(4)	Includes 4,000 shares which can be purchased within 60 days of March 20, 2009 pursuant to stock options granted and exercisable under the 2007 Non-Employee Directors’ Stock Option Plan.
(5)	Shares held in the J. Ward McConnell, Jr. Living Trust, of which the reporting person has sole investment and voting power.
(6)	Includes 31,000 shares which can be purchased within 60 days of March 20, 2009 pursuant to stock options granted and exercisable under the 2007 Employee Stock Option Plan.

EXECUTIVE OFFICERS

Carrie Majeski, age 33, is currently serving as our President and Chief Executive Officer (“CEO”), and performs the duties of principal financial officer.  Ms. Majeski was appointed President and CEO of the Company on October 18, 2007 following the retirement of our former President and CEO, E.W. Muelhausen.  From July 2004 through October 18, 2007, Ms. Majeski served as our Chief Financial Officer.  From 2001 to 2004, Ms. Majeski was responsible for all of the functions of a controller at Tyco Plastics of Fairmont, Minnesota.

We did not appoint a new Chief Financial Officer (“CFO”) because Ms. Majeski, our previous CFO, was appointed President and CEO of the Company effective as of October 18, 2007.  The duties of the CFO continue to be performed by Ms. Majeski.  Our Director of Finance assists Ms. Majeski but does not have policy-making authority.

EXECUTIVE COMPENSATION

The compensation philosophy of the Company is to provide a compensation package to our officers that will maximize long-term stockholder value.  The components of officer compensation, including that of our President and CEO, are base salary, incentive compensation and stock options.  We do not currently have any employment agreements with our officers.

The Company’s policy is to pay base salaries that are at, or near, the average base salary for similar companies.  Our Compensation and Stock Option Committee annually determines whether to recommend to the Board of Directors salary increases for the Company’s President and CEO, which recommendation is based on the officer’s current salary and her individual performance during the past year. Other components of officer compensation are generally also reviewed annually.

The Compensation and Stock Option Committee annually determines whether to recommend that our President and CEO receive a cash incentive for services rendered in the prior year. The recommendation is subject to the Compensation and Stock Option Committee’s discretion and is based upon an evaluation of the Company’s year-end financial statements. Company profitability is the underlying factor in the Compensation and Stock Option Committee’s determination of whether to recommend the annual bonus.

Stock options have historically been the third component of the Company’s compensation package for officers, including our President and CEO.  Stock options are awarded to provide long-term incentives to align the objectives of officers with the interests of stockholders in maximizing long-term growth.  We have established separate stock option plans applicable to our officers and our non-employee directors.  The Board of Directors approved, and the stockholders previously adopted, the 2007 Employee Stock Option Plan at the 2007 Annual Meeting held on April 26, 2007.  Pursuant to the 2007 Employee Stock Option Plan, in October 2007, the Board of Directors granted our President and CEO, Carrie Majeski, options to acquire 16,000 shares (post-split) of common stock that will vest over a two-year period.  Additionally, in February 2008, Ms. Majeski was awarded additional stock options to purchase 12,000 shares (post-split) of common stock that will vest over a two-year period.  Finally, in October 2008, Ms. Majeski, was granted options to acquire 6,000 shares (post-split) of common stock that will vest over a two-year period.

The Company also has a 401(k) Savings Plan which covers substantially all full-time employees, including officers and our President and CEO.  Participating employees contribute to the 401(k) Savings Plan through salary reductions.  The Company contributes a discretionary percentage of the 401(k) Savings Plan participants’ salary deferrals. The Company typically matches 25% of a participant’s contribution for every 1% that he or she contributes, up to 1% of the participant’s salary.  Management of the 401(k) Savings Plan assets is currently vested with American United Life of Indianapolis, Indiana.  Vesting of participants is 20% per year of employment until 100% vested after six years.

Summary Compensation Table

The following table sets forth all compensation paid or payable by the Company during the last two fiscal years to Carrie Majeski, who has served as our President and CEO since October 18, 2007, and previously served as our CFO from July of 2004 until her appointment as President and CEO.  The following table also sets forth all compensation paid or payable by the Company during the last two fiscal years to E.W. Muelhausen, who served as our President and CEO from October 30, 2006, until his retirement on October 18, 2007.  We have no other officers for whom compensation disclosure is required.  Our Board of Directors has approved a salary increase of $20,000 for Carrie Majeski for the 2009 fiscal year.

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Option Awards ($)		All Other Compensation ($)	Total Compensation ($)
Carrie Majeski,	2008	100,000	10,000	76,320	(1)	0	186,320
President and CEO	2007	80,008	6,000	51,920	(2)	0	137,928

E.W. Muelhausen,	2008	0	0	0		0	0
Former President and CEO	2007	120,016	0	0		0	120,016

(1)
Includes 18,000 (post-split) options granted pursuant to the Company’s 2007 Employee Stock Option Plan.  Please refer to Note 10 of the financial statements included in our 2008 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of these stock options.

(2)
Includes 16,000 (post-split) options granted pursuant to the Company’s 2007 Employee Stock Option Plan.  Please refer to Note 10 of the financial statements included in our 2007 Annual Report on Form 10-KSB for a discussion of the assumptions made in the valuation of these stock options.

Outstanding Equity Awards at 2008 Fiscal Year-End

As of the fiscal year ended November 30, 2008, our President and CEO, Carrie Majeski, held outstanding stock options to purchase a total of 34,000 shares (post-split) of common stock of the Company.  Such options will vest over a two-year period from the date of grant.  These options were granted on October 1, 2007, February 1, 2008, and October 31, 2008 pursuant to the 2007 Employee Stock Option Plan.  The following table sets forth the number of shares underlying these outstanding stock options and the exercise price and expiration date of such options:

	OPTION AWARDS
Name and Position and Option Grant Date	Number of Securities Underlying Unexercised Options, Number Exercisable (#)		Number Of Securities Underlying Unexercised Options, Number Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Carrie Majeski,	12,000	(1)	4,000	(1)	10.57	October 1, 2017
President & CEO
(October 1, 2007)

Carrie Majeski,	8,000	(2)	4,000	(2)	13.38	February 1, 2018
President & CEO
(February 1, 2008)

Carrie Majeski,	1,500	(3)	4,500	(3)	4.10	October 31, 2018
President & CEO
(October 31, 2008)

(1)	These options vested, or will vest, as follows: exercisable as to 4,000 shares on each of October 1, 2007; April 1, 2008; October 1, 2008; and April 1, 2009.

(2)	These options vested, or will vest, as follows: exercisable as to 4,000 shares on each of April 1, 2008; October 1, 2008; and April 1, 2009.

(3)	These options vested, or will vest, as follows: exercisable as to 1,500 shares on each of October 31, 2008; April 30, 2009; October 31, 2009; and April 30, 2010.

DIRECTOR COMPENSATION

The Company currently does not have a written director compensation plan. For the 2008 fiscal year, each director received annual compensation for his service as a director, with no committee or attendance fees.  This compensation was paid quarterly, except with respect to our Executive Chairman and Executive Vice Chairman, who were paid monthly.  In addition, each director was reimbursed for out-of-pocket expenses to attend all Board meetings and perform other services as Board members.  Our Executive Chairman of the Board was also eligible for a discretionary bonus in an amount determined by the Board of Directors.  Director compensation is generally reviewed annually and adjustments may be adopted by the Board of Directors.

In addition, the Board of Directors previously approved, and the stockholders previously adopted, the 2007 Non-Employee Directors’ Stock Option Plan, which is administered by the Board.  Pursuant to the 2007 Non-Employee Directors’ Stock Option Plan, on April 26, 2007 each director was granted non-qualified stock options to purchase 2,000 shares (post-split) of common stock.  Also, on April 28, 2008, each director was granted non-qualified stock options to purchase 2,000 shares (post-split) of common stock.  All such options vested immediately upon their grant.  Each director will continue to be automatically granted fully vested non-qualified stock options to purchase 2,000 shares of common stock each year on the date of each Annual Meeting of Stockholders.

For fiscal year 2008, each director, other than the Executive Chairman of the Board and Executive Vice Chairman of the Board, received annual compensation totaling $25,833.  Our Executive Chairman of the Board, J. Ward McConnell, Jr., received a cash retainer fee of $144,500 for fiscal year 2008, and additional compensation of $100,000 in the form of a discretionary bonus, which was awarded by the Board in January 2009 for Mr. McConnell’s service during the 2008 fiscal year.  Our Executive Vice Chairman of the Board, Marc. H. McConnell, received a cash retainer fee of $51,498 for fiscal year 2008.

Director Compensation Table for Fiscal Year 2008

Our directors received the following compensation for the 2008 fiscal year:

Director Name	Fees Earned or Paid in Cash ($)	Stock Option Awards(1) ($)	All Other Compensation ($)		Total Compensation ($)
Thomas E. Buffamante	25,833	8,300	0		34,133
David R. Castle	25,833	8,300	0		34,133
Fred W. Krahmer	25,833	8,300	0		34,133
James Lynch	25,833	8,300	0		34,133
Douglas McClellan	25,833	8,300	0		34,133
J. Ward McConnell, Jr.	144,500	8,300	105,000	(2)	252,800
Marc H. McConnell	51,498	8,300	0		59,798

(1)
Includes 2,000 (post-split) stock options granted to each director pursuant to the 2007 Non-Employee Directors’ Stock Option Plan.  Please refer to Note 10 of the financial statements included in our 2008 Annual Report on Form 10-K for a discussion of the assumptions made in the valuation of the stock options.  As of November 30, 2008, each director, other than J. Ward McConnell, Jr., had 2,000 outstanding stock option awards. Mr. McConnell had no stock option awards outstanding as of our fiscal year end.

(2)	Includes a $105,000 discretionary bonus awarded by the Board of Directors for services rendered during the 2008 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information concerning our equity compensation plans as of November 30, 2008.

	Number of securities to be issued upon exercise of outstanding options.	Weighted average exercise price of outstanding options.	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	126,000	$9.88	74,000

Equity compensation plans not approved by security holders	0	N/A	0

Totals	126,000	$9.88	74,000

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

J. Ward McConnell, Jr. provides services to the Company in his role as Executive Chairman. As compensation for services provided during the 2008 fiscal year, Mr. McConnell was awarded a bonus payment of $105,00 in January 2009, in addition to his Board retainer fees of $144,500 paid during 2008. Mr. McConnell was awarded a bonus payment of $144,000 in February 2008 for services provided during the 2007 fiscal year, in addition to his Board retainer fees of $84,000 paid during 2007. In addition, Mr. McConnell was previously required to personally guarantee each of the Company’s four credit facilities with West Bank of West Des Moines, Iowa.  The guarantees were removed in connection with our long-term debt restructuring in June 2007.  The Company compensated Mr. McConnell for his personal guarantees at an annual percentage rate of 2% of the outstanding balance borrowed under the credit facilities, paid monthly.  The Company paid Mr. McConnell approximately $30,000 for fiscal year 2007 and did not make any guarantee payments to Mr. McConnell during the 2008 fiscal year.

PERFORMANCE GRAPH
COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

The following graph compares the cumulative 5-year total return attained by stockholders on Arts-Way Manufacturing Co., Inc.’s common stock relative to the cumulative total returns of the NASDAQ Composite Index and the S&P Construction & Farm Machinery & Heavy Trucks Index.  The graph tracks the performance of a $100 investment in our common stock and in each of the indexes (with the reinvestment of all dividends) from 11/30/2003 to 11/30/2008.

	11/03	11/04	11/05	11/06	11/07	11/08
Art’s-Way Manufacturing Co., Inc.	100.00	124.49	100.01	132.30	492.54	172.86
NASDAQ Composite	100.00	109.02	116.57	129.92	142.37	80.42
S&P Construction & Farm Machinery & Heavy Trucks	100.00	126.52	140.67	173.45	239.09	114.80

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  To our knowledge, and based solely on a review of the copies of such reports furnished to us and written representations from our officers and directors, the following directors and officers failed to timely file reports of ownership and changes in ownership with the SEC.

Our President and CEO, Carrie Majeski, failed to timely file a Form 3 to report becoming a reporting person under Section 16(a)(1) of the Exchange Act.  In addition, Ms. Majeski failed to file three Forms 4 for three option grants, all of which were later reported in a timely filed Form 5.  Our Director of Finance, Amber Murra, failed to file a Form 3 to report becoming a reporting person under Section 16(a)(1) of the Exchange Act.  In addition, Ms. Murra failed to file two Forms 4 to report two option grants, each of which were later reported in a timely filed Form 5.

David R. Castle, a director, filed a late Form 4 related to a sale transaction and a late Form 4 related to an option grant, and failed to file a Form 4 for an option grant, which was later reported in a timely filed Form 5.  Fred W. Krahmer, a director, filed a late Form 4 related to an option grant, and failed to file a Form 4 for an option grant, which was later reported in a timely filed Form 5.  James Lynch, a director, filed a late Form 4 related to an option grant, and failed to file a Form 4 for an option grant, which was exercised prior to a timely filing on Form 5, and therefore was never reported.  Douglas McClellan, a director, failed to fail two Forms 4 to report two option grants, each of which were later reported in a timely filed Form 5.  J. Ward McConnell, Jr., our Executive Chairman, filed one late Form 4 to report an option grant, filed one late Form 4 to report an option exercise, and failed to file a Form 4 for an option grant, which was exercised prior to a timely filing on Form 5, and therefore was never reported.  Marc H. McConnell, our Executive Vice Chairman, filed one late Form 4 to report an option grant, and failed to file a Form 4 for an option grant, which was exercised prior to a timely filing on Form 5, and therefore was never reported.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2009 Annual Meeting.  If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report to security holders on Form 10-K, including the Company’s financial statements and the notes thereto for the fiscal year ended November 30, 2008, accompanies the delivery of this Proxy Statement.  The Annual Report on Form 10-K is not part of the soliciting material.

We will provide a copy of Exhibits to the 10-K upon written request and payment of specified fees.  The written request for such Form 10-K and/or Exhibits should be directed to Carrie Majeski, President and CEO of Art’s-Way Manufacturing Co., Inc. at 5556 Highway 9, Armstrong, Iowa, 50514-0288.  Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on March 20, 2009.  The FY 2008 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov), and on our website at http://www.artsway-mfg.com/investor-relations/.

ANNUAL MEETING OF STOCKHOLDERS OF

ART'S-WAY MANUFACTURING CO., INC.

Thursday, April 30, 2009

10:00 a.m. Central Daylight Savings Time

5556 Highway 9

Armstrong, IA 50514-0288

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730000000000001000 4 043009

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following seven nominees to the Company's Board of Directors to serve as directors each for a term of one year.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ J. Ward McConnell, Jr.
- ○ Marc H. McConnell
- ○ David R. Castle
- ○ Thomas E. Buffamante
- ○ Fred W. Krahmer
- ○ James Lynch
- ○ Douglas McClellan

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of Eide Bailly LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2009.	☐	☐	☐

Please indicate if you plan to attend this meeting: ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ART'S-WAY MANUFACTURING CO., INC.

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 30, 2009.

Your shares of stock will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees for Director and "FOR" Proposal 2.

By signing the proxy, you revoke all prior proxies and appoint J. Ward McConnell, Jr. and David R. Castle, and each of them, with full power of substitution, as proxies to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. None of the proposals listed on the reverse side are related to or conditioned upon the approval of any other proposal.

Attendance at the 2009 Annual Meeting or any adjournments thereof will not be deemed to revoke this proxy unless the undersigned revokes this proxy in writing

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

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